SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported	Commission File Number
March 26, 2004	1-3822

New Jersey	21-0419870
State of Incorporation	I.R.S. Employer Identification No.

One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

Telephone Number: (856) 342-4800

Item 9 – Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE DATED MARCH 26, 2004

Item 9 – Regulation FD Disclosure

On March 26, 2004, Campbell Soup Company issued a press release announcing the appointment of two of its senior financial executives to new positions, effective March 31. Gerald S. Lord was appointed Vice President – Finance and Strategy for Campbell North America. Anthony P. DiSilvestro was appointed Vice President – Controller of Campbell Soup Company. A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: March 26, 2004

	By:	/s/ Robert A. Schiffner

Robert A. Schiffner
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Release dated March 26, 2004 announcing the appointment of two of Campbell Soup Company’s senior financial executives to new positions

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